Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended October 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$2,238,193
Unrealized Gain (Loss) on Market Value of Futures	(581,070)
Interest Income	46,818
ETF Transaction Fees	350
Total Income (Loss)	$1,704,291

Expenses
Management Fees	$351,186
Professional Fees	48,424
Brokerage Commissions	125,852
Non-interested Directors' Fees and Expenses	3,450
Prepaid Insurance Expense	6,133
Total Expenses	$535,045
Net Income (Loss)	$1,169,246

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/15	$513,100,173
Withdrawals (100,000 Shares)	(4,271,577)
Net Income (Loss)	1,169,246

Net Asset Value End of Month	$509,997,842
Net Asset Value Per Share (12,150,000 Shares)	$41.98

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended October 31, 2015

Statement of Income (Loss)

Income
Unrealized Gain (Loss) on Market Value of Futures	(23,500)
Interest Income	115
Total Income (Loss)	$(23,385)

Expenses
Management Fees	$1,314
Professional Fees	5,545
Non-interested Directors' Fees and Expenses	16
Prepaid Insurance Expense	23
Total Expenses	6,898
Expense Waiver	(5,281)
Net Expenses	$1,617
Net Income (Loss)	$(25,002)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/15	$2,354,152
Net Income (Loss)	(25,002)

Net Asset Value End of Month	$2,329,150
Net Asset Value Per Share (150,000 Shares)	$15.53

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended October 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(7,490)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(38)
Unrealized Gain (Loss) on Market Value of Futures	35,161
Unrealized Gain (Loss) on Foreign Currency Translations	325
Interest Income	94
Total Income (Loss)	$28,052

Expenses
Management Fees	$1,131
Professional Fees	5,108
Brokerage Commissions	1,400
Non-interested Directors' Fees and Expenses	14
Prepaid Insurance Expense	18
Total Expenses	7,671
Expense Waiver	(5,304)
Net Expenses	$2,367
Net Income (Loss)	$25,685

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/15	$2,025,240
Net Income (Loss)	25,685

Net Asset Value End of Month	$2,050,925
Net Asset Value Per Share (100,000 Shares)	$20.51

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended October 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$2,230,703
Realized Trading Gain (Loss) on Foreign Currency Transactions	(38)
Unrealized Gain (Loss) on Market Value of Futures	(569,409)
Unrealized Gain (Loss) on Foreign Currency Translations	325
Interest Income	47,027
ETF Transaction Fees	350
Total Income (Loss)	$1,708,958

Expenses
Management Fees	$353,631
Professional Fees	59,077
Brokerage Commissions	127,252
Non-interested Directors' Fees and Expenses	3,480
Prepaid Insurance Expense	6,174
Total Expenses	549,614
Expense Waiver	(10,585)
Net Expenses	$539,029
Net Income (Loss)	$1,169,929

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/15	$517,479,565
Withdrawals (100,000 Shares)	(4,271,577)
Net Income (Loss)	1,169,929

Net Asset Value End of Month	$514,377,917

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612